Exhibit 99.1 Form of Subscription Agreement.

RAND CAPITAL CORPORATION

SUBSCRIPTION AGREEMENT

AGREEMENT made as of the 24th day of July, 2009 by and between the persons listed on Exhibit 1 who are signatories to this Agreement (individually, a “Subscriber,” and collectively, the “Subscribers”) and Rand Capital Corporation, a New York corporation having its principal office at 2200 Rand Building, Buffalo, New York (the “Corporation”).

WHEREAS, the Corporation desires to offer up to 1,100,000 shares (the “Shares”) of its common stock, par value $.10 per share (the “Common Stock”) pursuant to the terms and conditions hereinafter provided; and

WHEREAS, the Subscribers individually desire to purchase Shares from the Corporation under the terms of this Agreement;

NOW, THEREFORE, for and in consideration of the premises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale.

(a)  Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the undersigned Subscriber hereby subscribes to purchase the largest number of whole Shares that may be purchased at a per share price equal to the current per share net asset value of the Common Stock as determined by the Board of Directors of the Corporation, including a majority of the Board of Directors who are not “interested persons” as defined in the Investment Company Act of 1940, on the day preceding the sale (the “Share Price”) for an aggregate purchase price of $_____________ at the Closing described in Section 1(c), and delivers herewith a certified or official bank check in that amount as payment for the aggregate purchase price of the Subscriber’s Shares.

(b)  Maintenance of Purchase Price in a Separate Bank Account.  Immediately after receipt of this Subscription Agreement and the subscription payment indicated in Section 1(a), the Corporation shall cause the payment to be deposited with all other subscription payments received in connection with the Offering in a separate bank account.  The full amount of all such subscription payments shall be maintained in such account for the benefit of the respective Subscribers until the earlier of: (i) a Closing hereunder, in which case it will be disbursed to the Corporation, or (ii) thirty (30) days after the date first above written, in which case it shall be returned to by the Corporation to the Subscriber, without interest or deduction.

(c)  Closing.  The purchase and sale of the Shares shall take place at one or more closing (each, a “Closing”) at the offices of the Corporation after the receipt by the Corporation of Subscription Agreements and subscription payments for Shares from all of the Subscribers whose subscriptions will be accepted at the Closing.  At or as soon as practicable after the Closing for the Subscriber’s Shares,  the Corporation shall deliver to the Subscriber a certificate or certificates representing the number of Shares the Subscriber is purchasing together with a check for the difference (if any) between the price of the number of whole Shares purchased by the Subscriber and the amount tendered pursuant to Section 1(a), above.

2.  Representations and Warranties of the Corporation.  The Corporation hereby represents and warrants to the each of the Subscribers that:

(a) Incorporation.  The Corporation is a corporation duly organized and validly existing and in good standing under the laws of New York and has all requisite corporate power and authority to carry on its business as a closed-end, investment company that has elected to be treated as “business development company” under the Investment Company Act of 1940.

(b)  Authorization.  All corporate action on the part of the Corporation, its officers and directors necessary for the authorization, execution, delivery and performance of all obligations of the Corporation under this Agreement and for the authorization, issuance and delivery of the Shares being sold hereunder has been or shall be taken prior to the Closing, and this Agreement, when executed and delivered shall constitute a binding and enforceable obligation of the Corporation.  When the Acceptance of Subscription provided for herein has been executed and delivered by the Corporation, it shall constitute a binding obligation of the Corporation in accordance with its terms.

(c)  Validity of Securities.  The Shares to be purchased and sold pursuant to this Agreement, when issued, sold and delivered in accordance with its terms for the consideration expressed herein, shall be duly and validly issued, fully paid and non-assessable.

3.  Representations by Subscribers.  Each of the undersigned Subscribers represents and warrants as to such Subscriber, severally and not jointly, to the Corporation as follows:

(a)  The Subscriber is acquiring the Shares for its own account as principal, for investment and not with a view to resale or distribution of all or any part of the Shares except in accordance with and as provided for in this Agreement.

(b)  Immediately prior to the purchase:

(i)  the Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of the prospective investment; and

(ii)  the Subscriber is able to bear the economic risk of the investment (i.e., at the time of investment it could afford a complete loss without hardship).

(c)  The Subscriber has been informed as to, and is familiar with, the business activities of the Corporation.  The respective Subscriber has been provided with copies of:

 (i)  the Corporation’s 2008 Form 10-K Annual Report;

(ii)  the Corporation’s proxy statement used in connection with the solicitation of proxies for its 2009 Annual Meeting of Shareholders; and

(iii)  the Corporation’s quarterly report on Form 10-Q for the period ended March 31, 2009.

(d)  The Subscriber has had an opportunity to ask questions of, and receive answers from, appropriate representatives of the Corporation, including the President, concerning the Corporation, its business, and the terms and conditions of the Offering, and to obtain such additional information as the Subscriber deems necessary to verify the accuracy and adequacy of the information it has obtained.  The Subscriber fully understands that the offer and sale of the Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon exemptions from Securities Act registration, and, accordingly, to the extent that the Subscriber is not supplied with information which would have been contained in a registration statement filed under the Securities Act it must rely on its own access to such information.

(e)  The Subscriber affirms that the Subscriber is an “accredited investor” as that term is defined and construed pursuant to Rule 501 under the Securities Act because at least one of the following statements accurately describes the Subscriber (indicate the appropriate manner of qualification):

(i)___ a natural person whose individual net worth, or joint net worth with that person’s spouse, at the Closing will exceed $1,000,000;

(ii)___ a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(iii)___ a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase is directed by a

“sophisticated person” as described in Rule 506(b)(2)(ii) under the Act (explain basis for “sophisticated person” determination on a separate exhibit);

(iv)___ an organization described in Section 501(c) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000;

(v)___ an employee benefit plan with assets in excess of $5 million, or a self directed employee benefit plan, in either case with investment decisions made solely by persons who are accredited investors (identify persons with investment discretion and basis for their accredited investor status on separate exhibit);

(vi)___ an entity in which all of the equity owners are accredited investors; or

(vii)___ an entity which otherwise qualifies as an accredited investor, such as: a bank; savings and loan association; registered broker or dealer; business development company; insurance company; registered investment company; licensed small business investment company; an employee benefit plan established by a state or one of its political subdivisions with total assets in excess of $5 million; or an employee benefit plan as defined in ERISA in which the investment decision is made by a “plan fiduciary” that is either a bank, savings and loan association, insurance company, or registered investment company,  ; or a private business development company as defined under in section 202(a)(22) or the Investment Advisers Act of 1940; (in each case, explain circumstances on a separate exhibit) or

(viii)___  a director or executive officer of the Corporation.

(f)  The Subscriber affirms that all information that it has provided to the Corporation either directly or indirectly, concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters is accurate and complete as of the date of this Agreement.

(g)   The Subscriber fully understands and agrees that the Subscriber must bear the economic risk of its investment in the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act, and, therefore, cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act or, in the opinion of counsel acceptable to the Corporation, an exemption from such registration is available.

(h)  The Subscriber understands that no federal or state agency has passed upon the offering of the Shares or made any finding or determination as to the fairness of the offering the Shares.

(i)  The Subscriber acknowledges that it is not purchasing the Shares as a result of any general solicitation or general advertising (as those terms are defined in Regulation D under the Securities Act), including, without limitation, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast on radio, television, or over the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

4.  Brokers’ Fees.  The Corporation and each of the Subscribers represents and agree that the transactions contemplated by this Agreement have been carried on by the parties directly and without the intervention of any other person in such manner as to give rise to any valid claim against either party for a finder’s fee, brokerage commission or other similar payment.

5.  Restriction on Transferability of Shares, Compliance with Securities Act of 1933.

(a) Restrictions on Transferability.  The Shares will not be transferable except upon the conditions specified in this Section 5, which conditions are intended to insure compliance with the provisions of the Securities Act and applicable state securities laws in respect of a transfer of the Shares.

(b)  Shares to be Legended.  A restrictive legend in substantially the following form will be imprinted on the certificates evidencing the Shares and stop transfer orders or other appropriate instructions to such effect will be maintained against the transfer of the Shares on the transfer records of the Corporation or its transfer agent:

“The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the “Act”) or any state securities laws and may not be offered, sold, pledged, or otherwise transferred in the absence of such registration, except in a transaction that does not require registration under the Securities Act or any applicable securities laws governing the offer and sale of securities in any state, and provided that prior to the transfer there has been furnished to the issuer an opinion of counsel reasonably satisfactory to the issuer confirming compliance of the sale or transfer with the Securities Act and applicable state securities laws.”

The transfer the Shares on the books and records of the Corporation will only be effected in accordance with the foregoing legend.

6.  Miscellaneous.

(a)  Applicable Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(b)  State in which Offered.  The Shares are offered to and will be purchased by the Subscriber in the State of New York, unless a different State for such offering and sale is indicated in the following space: __________ .

(c)  Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors, legal representatives and assigns.

(d)  No Assignments.  The Subscriber agrees that except as provided herein neither it nor its legal representatives will sell, assign, encumber or transfer, in any manner whatsoever, this Agreement or its rights under this Agreement.

(e)  Entire Agreement.  This Agreement constitutes the entire agreement between the parties pertaining  to the subject matter hereof and supersedes any prior understandings, oral or written.

(f)  Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) days after deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address hereinafter shown above (in the case of the Corporation) or below (in the case of the Subscriber) or at such other address as the party may designate by ten (10) days advance written notice to the other party.

(g)  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become effective when one counterpart has been signed by the Subscriber and one counterpart has been signed by the Corporation and each party has delivered a signed counterpart to the other party, it being understood that each of the parties need not sign the same counterpart.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

The Corporation:

RAND CAPITAL CORPORATION

By:_________________________

Allen F. Grum, President

The Subscriber:

Subscriber’s (and Joint Subscriber’s) Name(s) and Residence Address (Please Print or Type)

Signature of Subscriber

Telephone: ________________________

Taxpayer ID/Social Security No. of Subscriber	Mailing address (if Different From Residence)

Signature of Joint Subscriber (if any)

Telephone: ________________________

Purchaser Representative (if any)
Taxpayer ID/Social Security No. of Joint Subscriber

Please indicate manner in which Notes are to be held:

Community Property*	Subchapter S Corporation**
Joint Tenancy*	Partnership**
Tenancy in Common*	Trust
Separate Property	Corporation**
Individual Ownership	Other (Please Indicate) ____

*

If Shares are to be held in this form, each tenant or other person involved must sign this Subscription Agreement.

**

If other than calendar year, please state fiscal year end: _________________________

To be completed by the Corporation:

Number of whole Shares to be

to be purchased by Subscriber:_______________

Amount of refund to Subscriber based upon

difference amount tendered and aggregate cost of

whole Shares to be purchased: _____________

ACCEPTANCE OF SUBSCRIPTION

Dated:  ___________, 2009

The foregoing Subscription is hereby accepted by Rand Capital Corporation as of the ____ day of ____________, 2009

RAND CAPITAL CORPORATION

By:______________________
       Allen F. Grum, President

Exhibit 1.

LIST OF SUBSCRIBERS

Name                  Address                       No. of Shares